SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                FORM 8-K/A No. 1


                                 CURRENT REPORT



                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)            October 3, 1996
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                           Seagull Energy Corporation
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               (Exact name of registrant as specified in charter)


                                      Texas
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                 (State or other jurisdiction of incorporation)


         1-8094                                       74-1764876
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  (Commission File Number)                (IRS Employer Identification No.)


1001 Fannin, Suite 1700, Houston, Texas                         77002 -6714
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(Address of principal executive offices)                         (Zip Code)


                                 (713) 951-4700
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               (Registrant's telephone number including area code)


                                 Not Applicable
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         (Former name or former address, if changed since last report)

                                 AMENDMENT NO. 1

         The  undersigned   registrant   hereby   amends  the  following  items,
financial statements, exhibits or other portions of its Current Report on Form 8-K dated October 3, 1996 as set forth below:

Item 7.  Financial Statements and Exhibits

(c)      Exhibits.

         99.2 Supplemental consolidated statements of earnings and cash flows of Seagull and Global for each of the quarters in the three quarters ended September 30, 1996 and four quarters ended December 31, 1995 and the supplemental consolidated balance sheets of Seagull and Global as of September 30, June 30, and March 31, 1996 and December 31, 1995.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    November 11, 1996

                                                  SEAGULL ENERGY CORPORATION




                                                  By:    /s/ WILLIAM L. TRANSIER
                                                  William L. Transier
                                                  Senior Vice President and
                                                  Chief Financial Officer
                                                  (Principal Financial Officer)

                                                  By:   /s/ GORDON L. MCCONNELL
                                                  Gordon L. McConnell
                                                  Vice President and
                                                  Controller
                                                  (Principal Accounting Officer)

                                  EXHIBIT INDEX

                                                                       Page
Exhibit      Description                                              Number

99.2 Supplemental consolidated statements of earnings and cash flows of Seagull and Global for each of the quarters in the three quarters ended September 30, 1996 and four quarters ended December 31, 1995 and the supplemental consolidated balance sheets of Seagull and Global as of September 30, June 30, and March 31, 1996 and December 31, 1995.